UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2022

STONERIDGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-13337	34-1598949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

39675 MacKenzie Drive, Suite 400, Novi, Michigan 48377

(Address of principal executive offices, and Zip Code)

(248) 489-9300

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	SRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	Regulation FD Disclosure.

On August 9, 2022, Jon DeGaynor, president and chief executive officer, and Matt Horvath, chief financial officer, of Stoneridge, Inc. (the “Company”), will present at the J.P. Morgan Auto Conference in New York City. The presentation will begin at 11:50 a.m. ET. Details on how to join the presentation via webcast can be found on the "Investors/Webcasts & Presentations" section of the Company's website (www.stoneridge.com). The presentation materials that will accompany Mr. DeGaynor’s and Mr. Horvath’s remarks are attached hereto as Exhibit 99.1.

The presentation addresses, in part, the Company’s estimated long-term revenue target range of $1.25 billion+ to $1.45 billion+ by 2026, based on potential MirrorEye take rates, which was originally provided on the Company’s fourth quarter 2021 earnings call. The Company’s presentation materials and management’s remarks for the Company’s second quarter 2022 earnings conference call held on August 4, 2022 (the “Q2 2022 Earnings Materials”) (on slide 8) incorrectly used a point-estimate revenue target of $1.5 billion by 2026 rather than the previously provided range. This has been corrected in the J.P. Morgan Auto Conference presentation materials and the Company has posted a corrected copy of the Q2 2022 Earnings Materials on its website.

The information in this report, including the J.P. Morgan Conference Call presentation materials furnished as Exhibit 99.1 hereto and the corrected Q2 2022 Earnings Materials posted on the Company’s website shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. In addition, the exhibits furnished herewith contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibits.

ITEM 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	J.P Morgan Auto Conference presentation materials dated August 9, 2022.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: August 5, 2022	/s/ Matthew R. Horvath
Matthew R. Horvath Chief Financial Officer and Treasurer (Principal Financial Officer)